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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549



                                   Form 8-K



                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                December 27, 2002
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               (Date of Report: Date of earliest event reported)


                               Cordia Corporation
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           (Exact name of registrant as specified in its charter)


          Nevada                 33-23473               2917728
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(State or other jurisdiction (Commission File Number) (IRS Employer ID No.)
 of incorporation)


            2500 Silverstar Road, Suite 500 Orlando, Florida 32804
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                    (Address of principal executive office)



Registrant's telephone number, including area code: (866) 777-7777
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                                NA
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        (Former name or former address, if changed since last report)














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                        ITEM 5. OTHER EVENTS


On December 26, 2002, Craig C. Gironda, Chief Executive Officer ("CEO") and Director of Cordia Corporation notified the Board of Directors in a signed writing of his resignation, effective December 27, 2002. Mr. Gironda has voluntarily resigned so that he may pursue other opportunities. Mr. Patrick Freeman has been appointed as Director and Chief Executive Officer of Cordia Corporation. Attached is Mr. Gironda's letter of resignation.


                    ITEM 7.  EXHIBITS

     The following exhibits are included as part of this report:

            SEC
Exhibit     Reference
Number      Number            Title of Document                Location
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99          99.01          Letter from Craig C. Gironda        This Filing




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                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                          Cordia Corporation


                                          By: /s/
                                             ----------------------------
Date: December 27, 2002                      Patrick Freeman, Chief Executive
                                             Officer